Exhibit 99.1

Contact:
Primo Water Corporation
Mark Castaneda, Chief Financial Officer
(336) 331-4000

ICR Inc.
Katie Turner
Hunter Wells
(646) 277-1228

Primo Water Announces Third Quarter Financial Results

Net Sales and Adjusted EBITDA Exceed Company Guidance

Raises Outlook for Fiscal 2015

WINSTON-SALEM, N.C., October 29, 2015 -- Primo Water Corporation (Nasdaq: PRMW), a leading provider of multi-gallon purified bottled water, self-service refill water and water dispensers, today announced financial results for the third quarter ended September 30, 2015.

Third Quarter Business Highlights:

•	Net sales increased 28.4% to a record $33.9 million, exceeding Company guidance

•	Water segment net sales increased 29.7% to a record $24.5 million driven by the addition of retail locations and by U.S. Exchange same-store sales growth of 11.6%

•	Dispenser segment net sales increased 25.0% to $9.4 million led by record consumer purchases of 144,000 dispensers, representing an increase of 10.0%

•	Adjusted EBITDA increased 30.7% to a record high $5.2 million, exceeding Company guidance

•	EPS from continuing operations of $0.05 per diluted share up from $0.01 per share

(All comparisons above are with respect to the third quarter of 2014)

“We are very pleased with our strong top-line growth across both our water and dispenser segments in the third quarter,” commented Billy D. Prim, Primo Water’s Chief Executive Officer. “These results helped us generate profitability above our expectations and we are well positioned for a record 2015. Looking ahead, we continue to see compelling industry tailwinds, which give us confidence in our ability to grow the business through the increased distribution of our water and dispensers over the next several years.”

Third Quarter Results

Net sales increased 28.4% to $33.9 million from $26.4 million in the prior year quarter, driven by an increase in both Water and Dispenser segment net sales.

Water segment net sales increased 29.7% to $24.5 million from $18.9 million in the prior year quarter.  Sales in the Water segment consist of the sale of multi-gallon purified bottled water (“Exchange”) and self-service refill water (“Refill”). The increase in Water net sales was primarily due to a 56.1% increase in U.S. Exchange sales, which was driven by the addition of retail locations and same-store unit growth of 11.6% compared to the prior year quarter.  Dispenser segment net sales increased 25.0% to $9.4 million from $7.5 million in the prior year quarter driven by dispenser sell-thru to consumers of 144,000 units, which was an increase of 10.0% over prior year.

Gross margin percentage decreased to 28.1% from 28.8% in the prior year quarter due primarily to the change in mix of products sold.  Selling, general and administrative (“SG&A”) expenses increased to $5.0 million from $4.1 million in the prior year quarter due primarily to increased non-cash stock compensation expense related to performance-based stock awards.  Excluding non-cash stock compensation expense, SG&A as a percentage of sales decreased to 12.7% from 13.7% in the prior year.

Adjusted EBITDA increased 30.7% to $5.2 million from $4.0 million in the prior year quarter, driven by the increase in net sales in both the Water and Dispenser segments.  The U.S. GAAP net income from continuing operations increased to $1.3 million, or $0.05 per share, from $0.2 million, or $0.01 per share, in the prior year quarter.

Outlook

The Company raised its full year 2015 outlook.  The Company now expects net sales in the range of $125.0 to $126.0 million and adjusted EBITDA in the range of $16.8 to $17.2 million.

Conference Call and Webcast

The Company will host a conference call to discuss these matters at 4:30 p.m. ET today, October 29, 2015.  Participants from the Company will be Billy D. Prim, Chief Executive Officer, Matt Sheehan, President and Chief Operating Officer, and Mark Castaneda, Chief Financial Officer. The call will be broadcast live over the Internet hosted at the Investor Relations section of Primo Water's website at www.primowater.com, and will be archived online through November 12, 2015.  In addition, listeners may dial (866) 712-2329 in North America, and international listeners may dial (253) 237-1244.

About Primo Water Corporation

Primo Water Corporation (Nasdaq: PRMW) is a leading provider of multi-gallon purified bottled water, self-service refill water and water dispensers sold through major retailers throughout the United States and Canada. Learn more about Primo Water at www.primowater.com.

Forward-Looking Statements
Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the applicable securities laws and regulations. These statements include the Company’s financial guidance and the expectation that its momentum will create further growth opportunities in the exchange and refill businesses.  These statements can otherwise be identified by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "feel," "forecast," "intend," "may," "plan," "potential," "project," "should," "would,” “will,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those stated herein. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, adverse changes in the Company's relationships with its independent bottlers, distributors and suppliers, the loss of major retail customers of the Company or the reduction in volume or change in timing of purchases by major retail customers, lower than anticipated consumer and retailer acceptance of and demand for the Company's products and services, the entry of a competitor with greater resources into the marketplace, competition and other business conditions in the water and water dispenser industries in general, the Company’s experiencing product liability, product recall or higher than anticipated rates of sales returns associated with product quality or safety issues, the loss of key Company personnel, changes in the regulatory framework governing the Company's business, the Company's inability to efficiently expand operations and capacity to meet growth, the Company's inability to develop, introduce and produce new product offerings within the anticipated timeframe or at all, the Company’s inability to comply with its covenants in its credit facility, significant liabilities or costs associated with litigation or other legal proceedings, as well as other risks described more fully in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on March 16, 2015 and its subsequent filings under the Securities Exchange Act of 1934. Forward-looking statements reflect management's analysis as of the date of this press release. The Company does not undertake to revise these statements to reflect subsequent developments, other than in its regular, quarterly earnings releases or as otherwise required by applicable securities laws.

Use of Non-U.S. GAAP Financial Measures

To supplement its financial statements, the Company provides investors with information related to adjusted EBITDA and pro forma fully taxed net income (loss) from continuing operations, which are not financial measures calculated in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”).  Adjusted EBITDA is calculated as income (loss) from continuing operations before depreciation and amortization; interest expense; non-cash, stock-based compensation expense; non-recurring costs; and loss on disposal and impairment of property and equipment and other.   Pro forma fully taxed net income (loss) from continuing operations is defined as income (loss) from continuing operations less non-cash stock-based compensation expense, non-recurring costs, loss on disposal and impairment of property and equipment and debt refinancing costs as adjusted on a pro forma basis for the full effect of income taxes.   The Company believes these non-U.S. GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations.  Management uses these non-U.S. GAAP financial measures to compare the Company's performance to that of prior periods for trend analyses and planning purposes.  These non-U.S. GAAP financial measures are also presented to the Company’s board of directors and adjusted EBITDA is used in its credit agreements.

Non-U.S. GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP.  These non-U.S. GAAP measures exclude significant expenses that are required by U.S. GAAP to be recorded in the Company's financial statements and are subject to inherent limitations.

FINANCIAL TABLES TO FOLLOW

Primo Water Corporation
Condensed Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014

Net sales	$33,863	$26,374	$95,475	$76,756
Operating costs and expenses:
Cost of sales	24,359	18,777	70,120	56,210
Selling, general and administrative expenses	4,981	4,089	13,991	12,348
Non-recurring costs	53	54	109	2,773
Depreciation and amortization	2,371	2,593	7,424	8,094
Loss on disposal and impairment of property andequipment	266	58	417	1,081
Total operating costs and expenses	32,030	25,571	92,061	80,506
Income (loss) from operations	1,833	803	3,414	(3,750)
Interest expense, net	491	537	1,514	5,790
Income (loss) from continuing operations	1,342	266	1,900	(9,540)
Loss from discontinued operations	(18)	(49)	(87)	(401)
Net income (loss)	$1,324	$217	$1,813	$(9,941)

Basic earnings (loss) per common share:
Income (loss) from continuing operations	$0.05	$0.01	$0.08	$(0.39)
Loss from discontinued operations	(0.00)	(0.00)	(0.01)	(0.02)
Net income (loss)	$0.05	$0.01	$0.07	$(0.41)

Diluted earnings (loss) per common share:
Income (loss) from continuing operations	$0.05	$0.01	$0.07	$(0.39)
Loss from discontinued operations	(0.00)	(0.00)	(0.00)	(0.02)
Net income (loss)	$0.05	$0.01	$0.07	$(0.41)

Weighted average shares used in computing earnings (loss) per share
Basic	25,295	24,457	24,992	24,257
Diluted	26,680	25,809	26,508	24,257

Primo Water Corporation
Segment Information
(Unaudited; in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Segment net sales
Water	$24,469	$18,860	$67,239	$51,851
Dispensers	9,394	7,514	28,236	24,905
Total net sales	$33,863	$26,374	$95,475	$76,756

Segment income (loss) from operations
Water	8,047	6,279	21,170	16,640
Dispensers	503	319	1,427	1,049
Corporate	(4,027)	(3,090)	(11,233)	(9,491)
Non-recurring costs	(53)	(54)	(109)	(2,773)
Depreciation and amortization	(2,371)	(2,593)	(7,424)	(8,094)
Loss on disposal and impairment of property and equipment	(266)	(58)	(417)	(1,081)
	$1,833	$803	$3,414	$(3,750)

Primo Water Corporation
Condensed Consolidated Balance Sheets
(Unaudited; in thousands, except par value data)

	September 30, 2015	December 31, 2014

ASSETS
Current assets:
Cash and cash equivalents	$1,565	$495
Accounts receivable, net	10,288	9,010
Inventories	8,334	6,826
Prepaid expenses and other current assets	1,076	1,279
Total current assets	21,263	17,610

Bottles, net	3,660	3,574
Property and equipment, net	32,600	34,235
Intangible assets, net	8,370	9,452
Other assets	785	877
Total assets	$66,678	$65,748

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$13,290	$12,499
Accrued expenses and other current liabilities	4,109	4,343
Current portion of capital leases and notes payable	162	106
Total current liabilities	17,561	16,948

Long-term debt, capital leases and notes payable, net of current portion	21,318	24,210
Liabilities of disposal group, net of current portion, and other long-term liabilities	2,282	2,316
Total liabilities	41,161	43,474

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value - 10,000 shares authorized,none issued and outstanding	–	–
Common stock, $0.001 par value - 70,000 shares authorized, 25,694 and 24,642 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	26	25
Additional paid-in capital	280,708	277,708
Common stock warrants	7,593	8,659
Accumulated deficit	(261,491)	(263,304)
Accumulated other comprehensive loss	(1,319)	(814)
Total stockholders’ equity	25,517	22,274
Total liabilities and stockholders’ equity	$66,678	$65,748

Primo Water Corporation
Consolidated Statements of Cash Flows
(Unaudited; in thousands)

	Nine months ended September 30,
	2015	2014
Cash flows from operating activities:
Net income (loss)	$1,813	$(9,941)
Less: Loss from discontinued operations	(87)	(401)
Income (loss) from continuing operations	1,900	(9,540)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	7,424	8,094
Loss on disposal and impairment of property and equipment	417	1,081
Stock-based compensation expense	1,851	1,364
Non-cash interest expense	83	2,744
Issuance of DS Services' common stock warrant	–	589
Other	358	(162)
Changes in operating assets and liabilities:
Accounts receivable	(1,492)	(1,074)
Inventories	(1,534)	(1,224)
Prepaid expenses and other assets	196	(87)
Accounts payable	861	882
Accrued expenses and other liabilities	(89)	466
Net cash provided by operating activities	9,975	3,133

Cash flows from investing activities:
Purchases of property and equipment	(3,701)	(3,817)
Purchases of bottles, net of disposals	(1,869)	(1,993)
Proceeds from the sale of property and equipment	58	572
Additions to and acquisitions of intangible assets	(12)	(30)
Net cash used in investing activities	(5,524)	(5,268)

Cash flows from financing activities:
Borrowings under Revolving Credit Facilities	20,600	40,553
Payments under Revolving Credit Facilities	(23,600)	(36,198)
Borrowings under Term loans	–	22,500
Payments under Term loans	–	(23,499)
Note payable and capital lease payments	(155)	(113)
Stock option and employee stock purchase activity, net	74	119
Debt issuance costs and other	–	(625)
Net cash (used in) provided by financing activities	(3,081)	2,737

Cash used in operating activities of discontinued operations	(129)	(231)

Effect of exchange rate changes on cash and cash equivalents	(171)	(58)
Net increase in cash and cash equivalents	1,070	313
Cash and cash equivalents, beginning of year	495	394
Cash and cash equivalents, end of period	$1,565	$707

Primo Water Corporation
Non-GAAP EBITDA and Adjusted EBITDA Reconciliation
(Unaudited; in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Income (loss) from continuing operations	$1,342	$266	$1,900	$(9,540)
Depreciation and amortization	2,371	2,593	7,424	8,094
Interest expense, net	491	537	1,514	5,790
EBITDA	4,204	3,396	10,838	4,344
Non-cash, stock-based compensation expense	676	467	1,851	1,364
Non-recurring costs	53	54	109	2,773
Loss on disposal and impairment of property and equipment and other	306	92	537	1,199
Adjusted EBITDA	$5,239	$4,009	$13,335	$9,680

Primo Water Corporation
Pro Forma Fully Taxed Net Income (Loss) From Continuing Operations Reconciliation
(Unaudited; in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014

Income (loss) from continuing operations	$1,342	$266	$1,900	$(9,540)
Non-cash, stock-based compensation expense	676	467	1,851	1,364
Non-recurring costs	53	54	109	2,773
Loss on disposal and impairment of property and equipment	266	58	417	1,081
Debt refinancing costs	–	–	–	2,848
Pro forma effect of full income tax (expense) benefit	(888)	(321)	(1,625)	560
Pro forma fully taxed net income (loss) from continuing operations	$1,449	$524	$2,652	$(914)

Pro forma fully taxed earnings (loss) from continuing operations per share:
Basic	$0.06	$0.02	$0.11	$(0.04)
Diluted	$0.05	$0.02	$0.10	$(0.04)

Weighted average shares used in computing earnings (loss) per share:
Basic	25,295	24,457	24,992	24,257
Diluted	26,680	25,809	26,508	24,257